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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of D&K Healthcare Resources, Inc. 401(k) Profit Sharing Plan and Trust (the "Plan") on Form 11-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify, to the best of our knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Dated:  June 26, 2003

                                       /s/ J. Hord Armstrong, III
                                       --------------------------

                                       J. Hord Armstrong, III
                                       Chairman of the Board and Chief Executive
                                       Officer


                                       /s/ Thomas S. Hilton
                                       --------------------

                                       Thomas S. Hilton
                                       Senior Vice President and Chief Financial
                                       Officer


A signed original of this written statement required by Section 906 has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished in accordance with Securities and Exchange Commission Release No. 34-47551 and shall not be considered filed as part of the Form 11-K.